UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)    December 13, 2006
                                                        ------------------------


                               AVOCENT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                    000-30575               91-2032368
--------------------------------------------------------------------------------
 (State or other jurisdiction        (Commission             (IRS Employer
        of incorporation)            File Number)          Identification No.)


           4991 CORPORATE DRIVE HUNTSVILLE, AL                   35805
--------------------------------------------------------------------------------
         (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code        (256) 430-4000
                                                   -----------------------------

                                       n/a
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.


         On December 13, 2006, following approval by Avocent Corporation's Compensation Committee (which is comprised of three independent non-employee directors), Avocent entered into amended and restated employment and noncompetition agreements with its principal executive officer, its principal financial officer, its named executive officers, and certain other senior executive officers. The amended and restated agreements are substantially similar to the former employment and noncompetition agreements, and the material modifications to the former employment and noncompetition agreements are as follows:

     o Rather than expiring on December 31, 2007, the amended and restated agreements now terminate on one of the six specified termination events: voluntary termination (resignation), termination for cause, termination other than for cause, termination upon change of control, termination on death, and termination on disability.

     o The former employment and noncompetition agreements provided for acceleration of vesting of stock options upon termination other than for cause, termination upon change of control, and termination on death or disability, and the amended and restated agreements now provide that restricted stock, performance share, and other equity awards are also deemed and treated as fully earned and accelerated on termination other than for cause, termination upon change of control, and termination on death or disability.

     o The covenant not to compete clause in the former employment and noncompetition agreements did not include specific prohibitions against solicitation of employees and customers, and the amended and restated employment and noncompetition agreements now cover these events.

     o The amended and restated employment and noncompetition agreements now include language to ensure compliance with Section 409A of the Internal Revenue Code (dealing with nonqualified deferred compensation plans and payments).

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AVOCENT CORPORATION

Date:  December 19, 2006
                                 By: /s/ Samuel F. Saracino
                                     -------------------------------------------
                                     Samuel F. Saracino
                                     Executive Vice President of Legal and
                                     Corporate Affairs, General Counsel, and
                                     Secretary


                                       3